Exhibit 99.1

EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

This EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of July 7, 2005, by and among ENESCO GROUP, INC., an Illinois corporation (the “Borrower”), the Borrowing Subsidiaries that may from time to time become a party to the Second Amended and Restated Senior Revolving Credit Agreement, the Lenders, and BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), a national banking association, as Agent.

RECITALS

The Borrower, the Borrowing Subsidiaries, the Lenders and the Agent are parties to a certain Second Amended and Restated Senior Revolving Credit Agreement dated as of June 16, 2003, as amended by a First Amendment dated as of March 5, 2004; a Second Amendment dated as of August 10, 2004; a Third Amendment dated as of November 2, 2004; a Fourth Amendment dated as of November 22, 2004; a Fifth Amendment dated as of January 28, 2005, as amended by a letter agreement dated as of February 7, 2005; a Sixth Amendment dated as of March 29, 2005; and a Seventh Amendment dated as of May 16, 2005 (as the same may be further amended or restated from time to time, collectively, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit facilities available to the Borrower and the Borrowing Subsidiaries including those evidenced by the Notes executed and delivered pursuant to the Credit Agreement. The parties hereto have agreed to further modify the Credit Agreement as set forth herein. All capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Upon satisfaction in full, on or prior to July 8, 2005 (i.e. not later than midnight, New York time, on July 8, 2005), of the conditions precedent set forth in Section 2 below, the Credit Agreement is amended as follows:

(a) The following definitions are added in alphabetical order to (or, with respect to terms that were previously defined in the Credit Agreement, amended and restated in their entirety in alphabetical order in) ARTICLE I:

“Borrowing Capacity” means the lesser of:

(x) the Maximum Borrowing Amount, and

(y) the sum of (i) eighty-five percent (85%) of Accounts Receivable of the Borrower, Gregg and the Canadian Subsidiary which are not Ineligible Accounts, provided that not more than $12,000,000 will be included in the Borrowing Capacity pursuant to this clause (y) with respect to Accounts Receivable of the Canadian Subsidiary, (ii) the lesser of (A) the Inventory Advance Percentage of the Eligible Inventory of the Borrower, Gregg and the Canadian Subsidiary, and (B) $16,000,000 prior to the Inventory Advance Decrease Date and $12,500,000 on and after the Inventory Advance Decrease Date, and (iii) during such time as the Borrower continues to own the real estate owned by the Borrower on the Eighth Amendment Date and located in Itasca, Illinois seventy percent (70%) of the appraised fair market value of such real estate, such appraised fair market value to be determined by the Agent based on an appraisal (or, if updated by the Agent in its sole discretion from time to time, the most recent appraisal) in form and substance, and by an appraiser, acceptable to the Agent in its sole discretion, minus (iv) the amount of reserves in respect of Canada Preferential Indebtedness and any Unpaid Supplier Reserve (which shall, until a subsequent calculation is made hereunder, be deemed to be that amount which appears on the first Borrowing Base Certificate delivered on or after the Eighth Amendment Date (which amount is zero) and then, to the extent the Agent determines (which determination may occur from time to time) in its discretion (such discretion to be exercised in its reasonable business judgment) as a result of conducting a commercial finance examination or otherwise that a different amount should be reserved as of such date of determination, reserves shall thereafter be deemed to be such different amount).

“Canada Preferential Indebtedness” means at any time, with respect to the Canadian Subsidiary, the amount past due and owing by the Canadian Subsidiary, or the accrued amount for which the Canadian Subsidiary has an obligation to remit to a governmental authority or other Person, pursuant to any applicable law, rule or regulation, in respect of pension fund obligations; unemployment insurance; goods and services taxes; sales taxes; employee income taxes and other taxes payable or to be remitted or withheld; workers’ compensation; vacation pay; and other like charges and demands, in each case, in respect of which any governmental authority or other Person is entitled by applicable law to claim a security interest or other claim ranking or capable of ranking in priority to or pari passu with one or more of the Liens granted in the Loan Documents.

“Canadian Subsidiary” means N.C. Cameron & Sons Limited, an Ontario corporation.

“Cash Management Bank” means Bank of America, N.A. or LaSalle Bank National Association or an Affiliate of either of them, in each case in its capacity as the provider of cash management services to the Credit Parties.

“Collateral” means, collectively, all of the assets in which Liens are purported to be granted hereunder and under the other Loan Documents as security for the Obligations of the Credit Parties hereunder and thereunder.

“Credit Parties” means the Borrower and the Guarantors, including Enesco International Ltd., Gregg and the Canadian Subsidiary.

“Controlled Account” has the meaning assigned to such term in Section 6.25 hereof.

“Control Agreement” means with respect to any Controlled Account, an agreement in accordance with Section 6.25, in form and substance reasonably satisfactory to the Agent, executed and delivered by the applicable Credit Party, the depository institution at which such Controlled Account is maintained and the Agent.

“Eighth Amendment Date” means the date that the Eighth Amendment to this Agreement takes effect.

“Gregg” means Gregg Manufacturing, Inc.

“Inventory Advance Decrease Date” means July 31, 2005.

“Inventory Advance Percentage” means (a) fifty percent (50%) of the Eligible Inventory of the Borrower, Gregg and the Canadian Subsidiary prior to the Inventory Advance Decrease Date, and (b) thirty three percent (33%) of the Eligible Inventory of the Borrower, Gregg and the Canadian Subsidiary on and after the Inventory Advance Decrease Date.

“Italy Account” means, collectively, any bank accounts maintained by the Borrower in Italy with Banca Intesa.

“Lock Box” is defined in Section 6.25.

“Lock Box Agreement” means with respect to any Lock Box of the Credit Parties, an agreement in accordance with Section 6.25, in form and substance reasonably satisfactory to the Agent, executed and delivered by the Credit Parties, the depository institution at which such Lock Box is maintained and the Agent, as such agreement may be amended, supplemented or otherwise modified from time to time.

“PMI” means Precious Moments, Incorporated.

“Unpaid Supplier Reserve” means, at any time, with respect to the Canadian Subsidiary, the amount equal to the percentage applicable to Inventory in the calculation of the Borrowing Capacity multiplied by the aggregate value of the Eligible Inventory which the Agent, in good faith, considers is or may be subject to retention of title by a supplier or right of a supplier to recover possession thereof including, without limitation, Eligible Inventory subject to a right of a supplier to repossess goods pursuant to Section 81.1 of the Bankruptcy and Insolvency Act (Canada) or any other applicable laws and Eligible Inventory subject to claims of suppliers pursuant to applicable laws granting revendication or similar rights to unpaid suppliers, in each case, where such supplier’s right or claim ranks or is capable of ranking in priority to or pari passu with one or more of the Liens granted in the Loan Documents.

(b) The definition of “Eligible Inventory” in ARTICLE I is amended as follows:

(1) The introductory clause thereof is amended and restated in its entirety to read as follows:

“Eligible Inventory” means Inventory consisting of finished goods (and not raw material or work in process) which was recorded on the books of the Borrower, Gregg or the Canadian Subsidiary in the ordinary course of the business operations of the Borrower, Gregg or the Canadian Subsidiary, which Inventory satisfies each of the following requirements:

(2) The first two lines of clause (iii) thereof up to but not including the reference to “(A)” are amended and restated in their entirety to read as follows:

(iii) it has been physically received by whichever of the Borrower, Gregg or the Canadian Subsidiary is the owner thereof in the country in which the Borrower, Gregg or the Canadian Subisidary, as applicable, has its principal office, is not in transit, and is located at

(3) The references to “Borrower” in clauses A-D of clause (iii) thereof and in clauses (iv), (v) and (vi) thereof shall be deemed to include Gregg and the Canadian Subsidiary.

(4) The proviso at the end of clause (x) thereof is hereby deleted.

(c) In the definition of “Ineligible Accounts”, clause (p) is renumbered to be clause (r) and the following clauses (p) and (q) are added after clause (o) thereof:

(p) the account debtor is the Army and Air Force Exchange Service or the Navy Exchange Service Command or any Affiliate thereof unless the applicable account debtor is making all payments directly to a Lock Box or a Controlled Account; and

(q) the account debtor is PMI or the account arises from amounts owed to the Borrower under the PMI Termination Agreement or under the Transitional Services Agreement executed by the Borrower and PMI in connection therewith;

(d) Section 2.24 is amended and restated in its entirety to read as follows:

2.24 Usage Fee and Extension Fees. In addition to the Facility Fee, Commitment Fee, and all other amounts payable hereunder, the Borrower shall pay to the Agent for the account of each Lender, (a) on the first Business Day in each month, commencing on February 1, 2005 and continuing until the Facility Termination Date, a fee in the amount of 0.10% (10 basis points) of the highest amount of Loans that were outstanding on any day in the immediately preceding month, (b) on May 16, 2005, a fee in the amount of $500,000, (c) on June 16, 2005, a fee in the amount of $200,000, (d) on June 30, 2005, a fee in the amount of $350,000, and (e) on the earlier of (1) July 29, 2005 and (2) the date that the Agent is granted liens on the accounts receivable and inventory of the Subsidiaries located in the United Kingdom, a fee in the amount of $350,000.

(e) Section 6.1(iii) is hereby amended and restated in its entirety to read as follows:

(iii) Together with the annual and quarterly financial statements required hereunder and within thirty (30) days after the end of each calendar month, a Compliance Certificate in substantially the form of Exhibit “C” hereto signed by the Borrower’s Chief Financial Officer or Assistant Treasurer showing the calculations necessary to determine compliance with the requirements of Section 6.12 of this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

(f) The following Sections 6.23, 6.24 and 6.25 are added after Section 6.22:

6.23 Additional Guarantors. The Borrower shall cause Gregg and the Canadian Subsidiary to become Guarantors and Credit Parties hereunder on the Eighth Amendment Date, and the Canadian Subsidiary shall execute and deliver to the Agent, for the benefit of the Agent and the Lenders, at the time set forth above in this paragraph, the Security Agreement described in the Eighth Amendment and other documents, and take all such actions, as may be required by the Agent in connection therewith.

6.24 Consultant. On or before the Eighth Amendment Date, the Borrower shall have retained Keystone Consulting Group or another consultant reasonably acceptable to the Agent, for the purpose of providing strategic and structural consulting services to the Borrower with respect to the businesses of the Borrower and its Subsidiaries. The Borrower shall continue to retain such consultant, or another consultant reasonably acceptable to the Agent, through July 29, 2005, and the Borrower shall cause such consultant to provide to the Agent copies of any final written reports to the Borrower with respect to the analysis and advice of such consultant with respect to the Borrower and its Subsidiaries, subject to the right of the Borrower to withhold such documents or portions thereof as may be necessary, in the reasonable judgment of the Borrower upon advice of its counsel, to preserve any applicable attorney-client or comparable privileges.

6.25 Collection of Proceeds of Accounts Receivable. On or before the Eighth Amendment Date, (i) the Borrower shall direct all of its account debtors and other obligors which pay the Borrower by mail (or in any other manner than directly depositing such payment into a bank account of the Borrower) to make all payments on accounts receivable of the Borrower directly to post office boxes (each a “Lock Box” and collectively the “Lock Boxes”) under the control of a Cash Management Bank and/or such other financial institutions as shall be acceptable to the Agent, (ii) the Borrower shall establish, and shall on or within thirty (30) days after the Eighth Amendment Date cause the Canadian Subsidiary and Gregg to establish, accounts (each a “Controlled Account” and collectively the “Controlled Accounts”) with the Cash Management Banks and/or such other financial institutions as shall be acceptable to the Agent (which Controlled Account shall, in the case of the Canadian Subsidiary, be located in Canada), into which all payments received in the Lock Boxes of the Borrower shall be deposited, and into which the Borrower, the Canadian Subsidiary, and Gregg will immediately deposit all payments made for inventory or services sold or rendered by the Borrower, the Canadian Subsidiary, and Gregg and received by the Borrower, the Canadian Subsidiary, and Gregg in the identical form in which such payments were made, whether by cash or check, (iii) the Borrower, the Canadian Subsidiary, and Gregg shall direct all account debtors and other obligors which pay the Borrower, the Canadian Subsidiary, or Gregg by directly depositing such payments into a bank account of the Borrower, the Canadian Subsidiary, or Gregg to deposit such payments into a Controlled Account at a Cash Management Bank or such other financial institution as shall be acceptable to the Agent, (iv) the Borrower, the Canadian Subsidiary, and Gregg shall (A) cause each financial institution with which a Lock Box and/or Controlled Account has been established to enter into a Lock Box Agreement and/or Control Agreement, as applicable, confirming that the amounts on deposit in such Lock Box and/or Controlled Account, as applicable, are (in the case of the Canadian Subsidiary’s Controlled Account, after the occurrence of a Default or an Unmatured Default) the property of and are under the control of the Agent, and that such financial institution has no right to setoff (other than for customary fees charged with respect to the deposit account, chargebacks in respect of provisional funds deposited into the deposit account, and customary indemnification expenses incurred with respect to the deposit account) against such Lock Box or Controlled Account or against any other account maintained by such financial institution into which the contents of such Controlled Account are transferred, and (B) with respect to accounts of the Borrower and Gregg, direct such financial institutions to cause all funds held in such Lock Box and/or Controlled Account to, upon receipt of notice from the Agent that a Default or an Unmatured Default has occurred, be wired, or otherwise transferred in immediately available funds in a manner satisfactory to the Agent to a Controlled Account with the Cash Management Bank. If the Borrower, the Canadian Subsidiary, or Gregg receives any monies, checks, notes, drafts or other payments relating to or as proceeds of accounts receivable or other Collateral, the Borrower, the Canadian Subsidiary, or Gregg, as applicable, shall receive and hold such items in trust for, and as the sole and exclusive property of, the Agent and, immediately upon receipt thereof, remit the same (or cause the same to be remitted) in hand to the Controlled Accounts; provided that the Borrower, the Canadian Subsidiary, and Gregg shall be permitted to (1) so long as no Event of Default shall have occurred and be continuing (or, if an Event of Default has occurred and is continuing, so long as the Agent has not given notice to the Borrower that payroll accounts must be moved), maintain payroll accounts not subject to the Agent’s control so long as the aggregate amount of funds on deposit in all such payroll accounts does not materially exceed the estimated payroll for the next payroll period of the Borrower, the Canadian Subsidiary, and Gregg, respectively, (2) so long as no Event of Default shall have occurred and be continuing (or, if an Event of Default has occurred and is continuing, so long as the Agent has not given notice to the Borrower that payroll accounts must be moved), maintain local bank accounts not subject to the Agent’s control so long as the aggregate amount of funds on deposit in all such local bank accounts for all Credit Parties in the aggregate does not exceed $2,000,000 at any one time, and (3) maintain the Italy Account solely to receive and hold tax refunds from Italy so long as the amount of funds on deposit therein does not exceed the amounts which are necessary, in the reasonable judgment of the Borrower, to pay certain United States tax liabilities.

Except as permitted by the preceding proviso, the Borrower, Gregg and the Canadian Subsidiary shall take all actions necessary to maintain, preserve and protect the rights and interests of the Agent with respect to all cash deposits of the Credit Parties and all other proceeds of Collateral and shall not, without the Agent’s prior written consent, open (or maintain at any time) any deposit or other bank account that is not an established dominion account or other Controlled Account under the Agent’s control, or instruct any account debtor to make payment to any account other than to an established dominion account, Lock Box or other Controlled Account under the Agent’s control.

(g) The form of Exhibit C (Compliance Certificate) is deleted in its entirety and is replaced with the form of Exhibit C (Compliance Certificate) attached to this Amendment as Exhibit A.

(h) The form of Exhibit C-1 (Borrowing Base Certificate) is deleted in its entirety and is replaced with the form of Exhibit C-1 (Borrowing Base Certificate) attached to this Amendment as Exhibit B.

2. The amendments set forth in Section 1 hereof shall become effective as of the date that the following conditions shall have been satisfied (the date that such amendments take effect being the “Amendment Effective Date”), provided, however, that the amendments set forth in Section 1 hereof shall not take effect unless such conditions have been satisfied on or before July 8, 2005 (i.e. not later than midnight, New York time, on July 8, 2005).

(a) The Lenders shall have executed this Amendment and shall have received a copy of this Amendment duly executed by the Borrower, the Borrowing Subsidiaries and the Guarantors.

(b) The Borrower shall have retained Keystone Consulting Group or another consultant reasonably acceptable to the Agent, for the purpose of providing strategic and structural consulting services to the Borrower with respect to the businesses of the Borrower and its Subsidiaries.

(c) Gregg and the Canadian Subsidiary shall have executed such documents and taken such actions as are required to be taken on the Eighth Amendment Date by Section 6.23 of the Credit Agreement (as added to the Credit Agreement by this Amendment), including without limitation, the execution by the Canadian Subsidiary of a Security Agreement in the form attached hereto as Exhibit C.

(d) The Agent shall have received a favorable written opinion (addressed to the Agent and dated the Eighth Amendment Date) of special counsel to the Canadian Subsidiary, which shall cover such matters relating to the Canadian Subsidiary, this Amendment, the Collateral granted by the Canadian Subsidiary, and the transactions contemplated hereby in respect of the Canadian Subsidiary, as the Agent may reasonably request.

(e) The Borrower shall have paid to all counsel for the Agent the amount of their reasonable fees and disbursements owed to such counsel in connection with the Credit Agreement, this Amendment and matters related hereto and thereto.

(f) The Canadian Subsidiary shall have paid in full that certain loan owing as of the date hereof by the Canadian Subsidiary to HSBC Bank Canada (and cash collateralized any letters of credit issued by HSBC Bank Canada) and HSBC shall have agreed in writing to release all of its collateral security for such loan (and such letter of credit obligations) upon receipt of payment of such loan (and receipt of such cash collateral).

3. Except as amended, modified or supplemented by this Amendment, all of the terms, conditions, covenants, provisions, representations, warranties and conditions of the Credit Agreement shall remain in full force and effect and are hereby acknowledged, ratified, confirmed and continued as if fully restated hereby.

4. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof or contained in the Credit Agreement.

5. It is the intention of the parties hereto that this Amendment shall not constitute a novation and shall in no way adversely affect or impair performance of the obligations of the Borrower, the Borrowing Subsidiaries or the Guarantors under the Credit Agreement and the other Loan Documents.

6. Regardless of whether the conditions in Section 2 hereof are satisfied and whether or not the amendments in Section 1 take effect, each of the Borrower, the Borrowing Subsidiaries and the Guarantors hereby confirms and ratifies the Obligations incurred by it under the Credit Agreement and the other Loan Documents, and acknowledges that, as of the date hereof, neither the Borrower, the Borrowing Subsidiaries nor any of the Guarantors has any defense, offset, counterclaim, or right of recoupment against the Agent or any Lender with respect to any of such Obligations or any other matter.

7. The Agent acknowledges that the Agent is having discussions with the Borrower with respect to the possibility of including in the determination of the Borrowing Capacity the accounts receivable of the Borrower’s Subsidiary organized in Hong Kong and the accounts receivable and inventory of the Borrower’s Subsidiaries organized in the United Kingdom. However, although the Agent may engage in such discussions, the Borrower, the Borrowing Subsidiaries and the Guarantors acknowledge that (a) the Agent will have the right to discontinue such discussions at any time or from time to time, and (b) the Agent is not obligated to enter into any amendment to the Credit Agreement or change the manner in which the Borrowing Capacity is determined.

8. This Amendment is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts (without regard to it conflict of laws or choice of law principles).

9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this Agreement by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrower, each of the Borrowing Subsidiaries, the Guarantors, the Agent and the each of the Lenders.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the foregoing has been executed as an instrument under seal as of the date first above written.

ENESCO GROUP, INC.

By: /s/ Paula E. Manley

Name: Paula E. Manley Title: Chief Financial Officer By: /s/ Charles E. Sanders Name: Charles E. Sanders

Title: Treasurer

BANK OF AMERICA, N.A., as Agent and as
lender

By: /s/ C. Christopher Smith

Name: C. Christopher Smith Title: Senior Vice President

LASALLE BANK NATIONAL
ASSOCIATION

By: /s/ Steven M. Cohen

Name: Steven M. Cohen Title: Senior Vice President

N.C. CAMERON & SONS LIMITED

By: /s/ Charles E. Sanders

Name: Charles E. Sanders

Title: Treasurer

ENESCO INTERNATIONAL (H.K.) LIMITED

By: /s/ Charles E. Sanders

Name: Charles E . Sanders

Title: Director

GREGG MANUFACTURING, INC.

By: /s/ Charles E. Sanders

Name: Charles E. Sanders

Title: Treasurer & CFO

ENESCO INTERNATIONAL LTD.

By: /s/ Charles E. Sanders

Name: Charles E. Sanders

Title: Treasurer